BlackRock Strategic Global Bond Fund, Inc.
(the “Fund”)

     Supplement dated November 20, 2015
to the Summary Prospectus and Prospectus, each dated April 30, 2015, as amended September 14, 2015, and the Statement of Additional Information, dated November 13, 2015

Effective December 1, 2015, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

Footnote 1 to the Fund’s fee table relating to “Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)” for Investor A Shares in the section of the Summary Prospectus entitled “Key Facts about BlackRock Strategic Global Bond Fund, Inc. — Fees and Expenses of the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts about BlackRock Strategic Global Bond Fund, Inc. — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

[1]	A contingent deferred sales charge (“CDSC”) of 0.75% (0.50% with respect to Investor A Shares held prior to December 1, 2015) is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

Footnote 2 to the table in the section of the Prospectus entitled “Account Information — Details about the Share Classes — Investor A Shares — Initial Sales Charge Option” is deleted in its entirety and replaced with the following:

[2]	If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of (i) 1.00% for the Emerging Markets Flexible Dynamic Bond Portfolio, and (ii) 0.75% (0.50% with respect to Investor A Shares held prior to December 1, 2015) for the Strategic Global Bond Fund, of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

The first paragraph in the section of the Prospectus entitled “Account Information — Details about the Share Classes — Investor A Shares at Net Asset Value” is deleted in its entirety and replaced with the following:

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of (i) 1.00% for the Emerging Markets Flexible Dynamic Bond Portfolio, and (ii) 0.75% (0.50% with respect to Investor A Shares held prior to December 1, 2015) for the Strategic Global Bond Fund, of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers see “Contingent Deferred Sales Charge Waivers.”

Effective December 1, 2015, the following changes are made to the Fund’s Statement of Additional Information:

The second paragraph and accompanying table in the section of the Statement of Additional Information entitled “Purchase of Shares — Reduced Initial Sales Charges — Purchase Privileges of Certain Persons”as it relates solely to the Fund is revised as follows:

With respect to BlackRock Total Return Fund of BlackRock Bond Fund, Inc., BlackRock High Yield Bond Portfolio and BlackRock Core Bond Portfolio of BlackRock Funds II, BlackRock U.S. Mortgage Portfolio of Managed Account Series, BlackRock Global Long/Short Credit Fund of BlackRock Funds, BlackRock CoreAlpha Bond Fund of BlackRock Funds III, BlackRock CoRI 2015 Fund, BlackRock CoRI 2017 Fund, BlackRock CoRI 2019 Fund, BlackRock CoRI 2021 Fund and BlackRock CoRI 2023 Fund of BlackRock CoRI Funds, and BlackRock Strategic Global Bond Fund, Inc., the placement fees may be up to the following amounts:

$1 million but less than $3 million	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

Shareholders should retain this Supplement for future reference.

ALLPRSAI-SGB-1115SUP